UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 5, 2005

MSO Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	2-98395-NY	74-3134651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2333 Waukegan Road, Suite 175, Bannockburn, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 847-267-0801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors and Principal Officers; Election of Directors;Appointment of Principal Officers

        Effective July 5, 2005, Craig Jeffries and Victor J. Weinstein, M.D. were appointed unanimously by the sitting members of the registrant’s Board of Directors to become Directors of the registrant in order to fill the two (2) vacancies currently existing on the registrant’s Board of Directors.

        Each of Messrs. Jeffries and Weinstein has also been appointed to each of the registrant’s compensation committee and audit committee.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSO Holdings, Inc.
By: /s/ Albert Henry
Albert Henry
Chief Executive Officer

Dated: July 7, 2005